inVentiv Health, Inc. (VTIV)

Second Quarter 2008 Earnings Call

August 7, 2008

Forward Looking Statements and Non-GAAP Financial Information

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The forward-looking statements are only predictions and provide our current expectations or forecasts of future events and financial performance and may be identified by the use of forward-looking terminology, including the terms "believes," "estimates," "anticipates," "expects," "plans," "intends," "may," "will" or "should" or, in each case, their negative, or other variations or comparable terminology, though the absence of these words does not necessarily mean that a statement is not forward-looking. Specifically, this presentation contains forward-looking statements regarding our estimates of revenues and earnings in future periods. In addition, we have disclosed data regarding our historical experience in winning new business opportunities in conjunction with our presentation of our new business pipeline, which is intended to assist readers in evaluating our new business pipeline on a forward-looking basis.

These forward-looking statements reflect our current views about future events and are subject to risks, uncertainties and assumptions. We wish to caution readers that certain important factors may have affected and could in the future affect our actual results and could cause actual results to differ significantly from those expressed in any forward-looking statement. The most important factors that could prevent us from achieving our goals, and cause the assumptions underlying forward-looking statements and the actual results to differ materially from those expressed in or implied by those forward-looking statements include, but are not limited to, the following:

- Our ability to sufficiently increase our revenues and maintain or decrease expenses and cash capital expenditures to permit us to fund our operations;
- Our ability to continue to comply with the covenants and terms of our credit facility and to access sufficient capital to fund our operations;
- The actual impact of the adoption of certain accounting standards;
- The potential impact of government regulation on us and on our clients base;
- Changes in trends in the pharmaceutical industry or in pharmaceutical outsourcing;
- Our ability to grow our existing client relationships, obtain new clients and cross-sell our services;
- Our anticipation that it will be necessary to continue to select, invest in and develop new and enhanced technology and end-user databases on a timely basis in the future in order to maintain our competitiveness;
- Our ability to successfully operate new lines of business;
- Our ability to successfully identify new businesses to acquire, conclude acquisition negotiations and integrate the acquired businesses into our operations;
- Our ability to recruit, motivate and retain qualified personnel, including sales representatives; and,
- Our expectations regarding the liquidation of the Columbia Strategic Cash Portfolio.

Investors should carefully consider these risk factors and the matters discussed under Item 1A, Risk Factors, of our Form 10-K for the year ended December 31, 2007 which can be accessed electronically in the Investor Relations portion of our web site at www.inventivhealth.com.

This presentation includes non-GAAP financial measures within the meaning of Regulation G of the Securities and Exchange Commission. The "adjusted" (non-GAAP) financial measures included in this presentation exclude the following:

- Interest income (expense) related to our interest rate hedge of a term loan facility;
- Federal tax benefits related to state and local tax exposure;
- Certain receivables reserve; and,
- Impairment of marketable securities.

The segment information contained in this presentation excludes:

- compensation expense related to vested stock options and restricted stock;
- corporate overhead; and,
- minority interest & equity investments.

These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. Management believes that the non-GAAP financial measures included herein, when shown in conjunction with the corresponding GAAP measures, is useful in order to (i) present financial information on a more comparable period-to-period basis, (ii) enhance investors' overall understanding of our past financial performance and our planning and forecasting of future periods; and (iii) allow investors to assess our financial performance using management's analytical approach. We have included in the appendices to this presentation the most directly comparable GAAP financial measures and a reconciliation between the non-GAAP and GAAP financial measures.

2008 vs. 2007 Adjusted Results

$'s in Millions (except per share)

	Second Quarter			First Half		
	2008	2007	%	2008	2007	%
Total Revenues	$285.0	$232.4	*23%*	$547.4	$454.4	*20%*
Net Revenues	236.0	193.5	*22%*	460.6	369.8	*25%*
Adjusted EBITDA	36.3	30.0	*21%*	65.2	54.3	*20%*
Adjusted Operating Income	28.0	23.3	*20%*	48.3	41.9	*15%*
% of Net Revenue	*11.9%*	*12.1%*		*10.5%*	*11.3%*	
Adjusted Net Income	13.3	12.2	*9%*	21.8	21.7	*0%*
Adjusted Diluted EPS	$0.40	$0.38	*5%*	$0.65	$0.69	*(6%)*
GAAP EPS	$0.39	$0.22	*77%*	$0.63	$0.55	*15%*

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation

NOTE: The adjusted Net Income and adjusted EPS figures present adjusted results from continuing operations including equity compensation expense.

NOTE: The adjusted EBITDA and adjusted Operating Income figures include equity compensation expense and exclude minority interest and equity investments.

2008 Total Revenue by Segment

$'s in Millions

Second Quarter


Patient Outcomes
10%
Clinical
19%
Commercial
37%
Communications
34%

Segment	$ Value
Clinical	$54.4
Communications	95.7
Commercial	105.2
Patient Outcomes	29.7
inVentiv Total	$285.0

First Half


Patient Outcomes
11%
Clinical
19%
Commercial
36%
Communications
34%

Segment	$ Value
Clinical	$106.5
Communications	184.0
Commercial	197.3
Patient Outcomes	59.6
inVentiv Total	$547.4

inVentiv health

2008 Adjusted Operating Income by Segment

$'s in Millions

Second Quarter


Patient Outcomes
15%
Clinical
15%
Communications
32%
Commercial
38%

Segment	$ Value
Clinical	$5.4
Communications	11.3
Commercial	13.6
Patient Outcomes	5.1

First Half


Patient Outcomes
16%
Clinical
14%
Communications
39%
Commercial
31%

Segment	$ Value
Clinical	$8.7
Communications	24.1
Commercial	19.5
Patient Outcomes	10.0

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation. The sum of the segment adjusted operating income amounts will not tie to consolidated adjusted operating income due to corporate and other costs.

inVentiv Clinical: 2008 vs. 2007

$'s in Millions

	Second Quarter			First Half		
	2008	2007	%	2008	2007	%
Total Revenues	$54.4	$47.0	*16%*	$106.5	$88.4	*20%*
Adjusted Operating Income	5.4	3.2	*69%*	8.7	5.4	*61%*
Adjusted Operating Income %	*9.9%*	*6.8%*		*8.2%*	*6.1%*	

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation.

inVentiv Communications: 2008 vs. 2007

$'s in Millions

	Second Quarter			First Half		
	2008	2007	%	2008	2007	%
Total Revenues	$95.7	$65.9	*45%*	$184.0	$127.3	*45%*
Adjusted Operating Income	11.3	9.1	*24%*	24.1	17.6	*37%*
Adjusted Operating Income %	*11.8%*	*13.8%*		*13.1%*	*13.8%*	

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation.

inVentiv Commercial: 2008 vs. 2007

$'s in Millions

	Second Quarter			First Half		
	2008	2007	%	2008	2007	%
Total Revenues	$105.2	$97.8	*8%*	$197.3	$195.6	*1%*
Adjusted Operating Income	13.6	13.3	*2%*	19.5	23.3	*(16%)*
Adjusted Operating Income %	*12.9%*	*13.6%*		*9.9%*	*11.9%*	

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation.

inVentiv Patient Outcomes: 2008 vs. 2007

$'s in Millions

	Second Quarter			First Half		
	2008	2007	%	2008	2007	%
Total Revenues	$29.7	$21.7	*37%*	$59.6	$43.1	*38%*
Adjusted Operating Income	5.1	3.6	*42%*	10.0	7.2	*39%*
Adjusted Operating Income %	*17.2%*	*16.6%*		*16.8%*	*16.7%*	

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation.

Multi-Year Net Revenue Growth

$'s in Millions


As Reported
$1,000
$800
$600
$400
$200
$0
41% CAGR
2003
2004
2005
2006
2007
ProForma Organic
$1,000
$800
$600
$400
$200
$0
18% CAGR
2003
2004
2005
2006
2007
Clinical
Communications
Commercial
Patient Outcomes

NOTE: Pre-acquisition proforma numbers may be unaudited and may be reflected wholly or partially on a cash basis. Gross revenues were used as a proxy for net revenues if the acquired companies did not segregate customer reimbursements.

NOTE: Proforma Organic Net Revenue - Each company acquired as of 12/31/07 is assumed as part of inVentiv proforma organic net revenues as if they were wholly-owned by inVentiv as of 1/1/03.

ProForma Organic Net Revenue Growth

	2003 to 2007 4-Yr % CAGR	TTM 6/30/08 % Annual Growth
Clinical	23%	22%
Communications	20%	7%
Commercial	9%	3%
Patient Outcomes	49%	20%
Total	18%	10%

NOTE: Pre-acquisition proforma numbers may be unaudited and may be reflected wholly or partially on a cash basis. Gross revenues were used as a proxy for net revenues if the acquired companies did not segregate customer reimbursements.

NOTE: Each company acquired as of 12/31/07 is assumed as part of inVentiv proforma net revenues from 1/1/03 as if they were wholly-owned by the company.

New Business Pipeline

Annualized Net Fees ($'s in Millions)



$500
$400
$300
$200
$100
$0
$250
$200
$300
$250
$300
$300
$350
$400
$350
$400
Q1:06
Q2:06
Q3:06
Q4:06
Q1:07
Q2:07
Q3:07
Q4:07
Q1:08
Q2:08

NOTE: inVentiv calculates its pipeline based on its approximate annualized net revenue estimate for all identified new business opportunities on a rolling, forward 12-mth basis. Amounts have been rounded to nearest $50M increment.

NOTE: inVentiv has historically won ~50% of the opportunities for which inVentiv submits a proposal and the Client elects to outsource (weighted by net revenue).

Appendix

Metrics & Other Information

$'s in Millions

	6/30/08	6/30/07	12/31/07
Cash Flow from Operations (qtr)	$33.4	$24.7	$43.2
Cash Flow from Operations (ttm)	$84.2	$63.7	$58.7
Cash & Marketable Securities*	$104.0	$41.6	$98.1
Working Capital[1]	$174.0	$87.0	$130.9
Leverage Ratio (Proforma ttm)[2]	2.34	1.90	2.43
Days Sales Outstanding (qtr)[3]	73	71	79
Approximate Worldwide Employee Count (qtr)	6,900	5,700	5,700

NOTE: For GAAP reconciliations, metrics definitions and additional notes investors are referred to additional slides at the end of this presentation.

*The 6/30/08 amount includes $5MM in Long Term Marketable Securities.

Metrics Definitions & Notes

- [1] Working Capital equals current assets less current liabilities
- [2] Leverage Ratio (TTM) is calculated as if all new acquisitions closed during the twelve month period were part of inVentiv for the full twelve months. The calculation is Debt divided by Adjusted Proforma EBITDA as defined within inVentiv's credit agreement.
- [3] Days Sales Outstanding (DSO) is measured using the combined amounts of Accounts Receivable and Unbilled Services (excluding work-in-progress, which does not affect calculation) outstanding as of the Balance Sheet date, against Revenues for the trailing 3-month period then ended. The calculation excludes acquisitions made during the quarter.

GAAP Reconciliation Factors

- *Other than temporary impairment charge related to marketable securities*:
  - During the first quarter of 2008, the Company recorded $0.5 million ($0.3 million net of taxes) related to an other than temporary impairment of the Company's Columbia Strategic Cash Portfolio ("CSCP"), which held certain asset-backed securities. Consistent with the company's investment policy guidelines, the majority of holdings within CSCP held by the company had AAA/Aaa credit ratings at the time of purchase. With the liquidity issues experienced in the global credit and capital markets, the CSCP experienced other than temporary losses resulting in a change in the net asset value per share from its $1 par value. The other than temporary impairment loss was adjusted to exclude this charge for first quarter 2008 results.
- *Certain Receivable Reserves:*
  - During the second quarter of 2007, the Company recorded additional reserves for receivables and other related expense of $8.2 million ($4.8 million net of taxes) mainly relating to a collections issue due to the bankruptcy of one of its Commercial clients. Historical write-offs have been minimal and the Company does not believe there is a significant risk that the circumstances giving rise to these additional reserves will recur in future periods.
- *Compensation expense related to vested stock options and restricted stock*:
  - The Company adopted FAS 123(R) as of January 1, 2006 and commenced recording expense for vested stock options and restricted stock as of that date. Compensation expense has been included in all adjusted consolidated financial information and EPS computations, but excluded at the segment level. For all non-GAAP financial information related to the segment information, segment level compensation expense of $2.4 million and $1.9 million has been adjusted for the three months ending June 30, 2008 and 2007 and $4.3 million and $3.6 million has been adjusted for the six months ending June 30, 2008 and 2007 to exclude expense related to vested stock options and restricted stock.
- *Derivative interest:*
  - In October 2005, the Company engaged in an interest rate hedge of its $175 million term loan facility, which the Company did not designate for hedge accounting until July 2006. In July 2006, the Company employed a hypothetical derivative model to assess ineffectiveness. For the three-months ended June 30, 2008 and 2007, the Company recorded $0.3 million of interest expense ($0.2 million net of taxes) relating to the ineffectiveness of the hedge for each quarter. For the six-months ended June 30, 2008 and 2007, the Company recorded $0.7 million and $0.6 million of interest expense ($0.4 million and $0.3 million net of taxes) relating to the ineffectiveness of the hedge for each quarter. Net interest expense was adjusted to exclude these adjustments in their respective periods.
- *Tax benefit:*
  - The Company recorded federal tax benefits of $1.0 million in the first quarter of 2007 attributable to related state and local tax exposure. Tax expense was adjusted to exclude these benefits for the first quarter of 2007

GAAP Reconciliations

Reconciliation of Adjusted Operating Income and Adjusted EBITDA

(in millions)	Three-Months Ended June 30, 2008	Three-Months Ended June 30, 2007	Six-Months Ended June 30, 2008	Six-Months Ended June 30, 2007
Net income from continuing operations, as reported	$ 13.1	$ 7.2	$ 21.1	$ 17.6
Add: Minority interest in income of subsidiary	0.3	0.2	0.9	0.5
Add: (Loss) gain from equity investments	--	(0.1)	--	(0.4)
Add: Income tax provision	8.7	4.4	14.4	9.9
Add: Interest expense	6.3	3.9	12.7	7.4
Deduct: Interest income	(0.4)	(0.5)	(1.2)	(1.3)
Operating income, as reported	28.0	15.1	47.9	33.7
Add: Impairment loss on marketable securities	--	--	0.4	--
Add: Receivable reserves	--	8.2	--	8.2
Adjusted operating income	**28.0**	**23.3**	**48.3**	**41.9**
Add: Depreciation	4.5	4.6	9.5	8.5
Add: Amortization	3.8	2.1	7.4	3.9
Adjusted EBITDA *	**$ 36.3**	**$ 30.0**	**$ 65.2**	**$ 54.3**

* before minority interest in income of subsidiary and income from equity investments

Reconciliation of Adjusted Net Income from Continuing Operations and Adjusted Diluted EPS from Continuing Operations including Equity Compensation Expense

(in millions)	Three-Months Ended June 30, 2008	Three-Months Ended June 30, 2007	Six-Months Ended June 30, 2008	Six-Months Ended June 30, 2007
Net income from Continuing Operations	$ 13.1	$ 7.2	$ 21.1	$ 17.6
Add: Receivable reserves, net of taxes	--	4.8	--	4.8
Add: Impairment loss on marketable securities, net of taxes	--	--	0.3	--
Add: Derivative interest, net of taxes	0.2	0.2	0.4	0.3
Subtract: Tax Benefit				(1.0)
Adjusted Net income from Continuing Operations	**$13.3**	**$12.2**	**$21.8**	**$21.7**
Diluted Shares Outstanding	33.5	32.0	33.3	31.6
Adjusted Diluted EPS from Continuing Operations	**$0.40**	**$0.38**	**$0.65**	**$0.69**

Reconciliation of Segment Operating Income

(in millions)	inVentiv Clinical Q208	inVentiv Clinical Q207	inVentiv Commercial Q208	inVentiv Commercial Q207	inVentiv Communications Q208	inVentiv Communications Q207	inVentiv Patient Outcomes Q208	inVentiv Patient Outcomes Q207
Operating income, as reported	$4.9	$2.8	$12.3	$4.0	$10.8	$8.8	$4.9	$3.5
Add: Receivable reserve	--	--	--	$8.2	--	--	--	--
Add: Equity compensation expense	0.5	0.4	1.3	1.1	0.5	0.3	0.2	0.1
Adjusted Operating Income	$5.4	$3.2	$13.6	$13.3	$11.3	$9.1	$5.1	$3.6
		68.8%				24.2%		41.7%

Reconciliation of Segment Operating Income

(in millions)	inVentiv Clinical 1H08	inVentiv Clinical 1H07	inVentiv Commercial 1H08	inVentiv Commercial 1H07	inVentiv Communications 1H08	inVentiv Communications 1H07	inVentiv Patient Outcomes 1H08	inVentiv Patient Outcomes 1H07
Operating income, as reported	$7.8	$4.6	$17.2	$12.9	$23.2	$17.0	$9.7	$7.0
Add: Receivable reserve	--	--	--	$8.2	--	--	--	--
Add: Equity compensation expense	0.9	0.8	2.3	2.2	0.9	0.6	0.3	0.2
Adjusted Operating Income	$8.7	$5.4	$19.5	$23.3	$24.1	$17.6	$10.0	$7.2

Proforma Annual Compound Growth Rate ("CAGR") on a Net Revenue Basis

	YR 2003 to YR 2007 Total	YR 2003 to YR 2007 inVentiv Commercial**
CAGR%, as reported	41%	12%
Less: Acquisition CAGR%	23%	3%
CAGR%, proforma	18%	9%

** inVentiv Communications, inVentiv Clinical and inVentiv Patient Outcomes were not part of the company in 2003 and thus the GAAP reconciliations are not meaningful for those segments.

Proforma Growth Rate on a Net Revenue Basis

	TTM 6/30/08 vs TTM 6/30/07 Total	inVentiv Clinical	inVentiv Commercial	inVentiv Communications	inVentiv Patient Outcomes
Growth%, as reported	26%	22%	6%	59%	49%
Less: Acquisition Growth%	16%	0%	3%	52%	29%
Growth%, proforma	10%	22%	3%	7%	20%

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inVentiv health